PROSPECTUS

                                February 27, 2002

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
                                    issued by
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                   through its
                               VARIABLE ACCOUNT A

This prospectus describes a single premium immediate variable annuity contract offered to individuals within groups. The minimum initial premium is $20,000. Additional premium is not accepted. Please read this prospectus carefully before investing and keep it for future reference.

The description of the contract in this prospectus is fully applicable to your certificate and the word "contract" includes any such certificate.

The contract is only available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

The contract provides several options for annuity payments beginning on the Income Start Date. You select the annuity option at the time of purchase and annuity payments must begin within twelve months of the Contract Date.

The contract has 26 investment options - 25 variable investment options and one fixed investment option. You may allocate your money to up to 9 options. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the mutual funds you select. You bear the investment risk. The variable investment options are mutual funds from Alliance, American Funds, Liberty, Franklin Templeton, MFS, Putnam and OppenheimerFunds.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated February 13, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (877) 299-1724 or write to us at American International Life Assurance Company of New York, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal or reduced income. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

================================================================================
                                TABLE OF CONTENTS
================================================================================

DEFINITIONS...................................................................3

SUMMARY OF THE CONTRACT.......................................................4

FEE TABLES....................................................................5

CONDENSED FINANCIAL INFORMATION...............................................6

INVESTMENT OPTIONS............................................................7

CHARGES AND DEDUCTIONS........................................................9

THE CONTRACT.................................................................10

ANNUITY PAYMENTS.............................................................12

ACCESS TO YOUR MONEY.........................................................15

DEATH BENEFIT................................................................18

PERFORMANCE..................................................................18

TAXES........................................................................19

OTHER INFORMATION............................................................22

FINANCIAL STATEMENTS.........................................................23

APPENDIX - ANNUITY PAYMENT ILLUSTRATIONS.....................................24

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....................29

================================================================================
                                   DEFINITIONS
================================================================================

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the contract, but in some circumstances the owner may not be the Annuitant. Certain annuity options under the contract permit a Joint Annuitant.

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Date - The date your contract is issued and becomes effective.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of variable annuity payments changes. Income Change Dates occur as specified in your contract.

Income Start Date - The date on which annuity payments begin. You choose this date when you purchase the contract. It must be the first day of a month and cannot be later than 12 months after the Contract Date.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

================================================================================
                             SUMMARY OF THE CONTRACT
================================================================================

The summary provides a brief overview of the significant features of the contract. You can find additional information later in the prospectus, in the SAI, and in the contract. The prospectus applies principally to the variable investment options and related aspects of the contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose

The single premium immediate variable annuity contract provides annuity payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

Type of Contract

If you are eligible, you may purchase the contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, 457 plans, or IRAs.

Purchase of the Contract

The minimum amount to purchase a contract is $20,000. We reserve the right to accept payments below that amount or reject payments in excess of limits we establish from time to time. In general, we will not issue a contract to anyone who is over age 80, but reserve the right to increase or decrease that age.

The Investment Options

On your application you may allocate your premium to our variable account to provide a variable annuity. Our Variable Account is divided into subaccounts, 25 of which are offered under the contract. Each of the 25 subaccounts invests exclusively in shares of a specific fund. ___ For more information, refer to the Funds' prospectuses. The funds currently offered are:

Alliance Premier Growth Fund                            Liberty High Yield Securities Fund
American Funds AMCAP Fund                               Liberty Newport Tiger Fund
American Funds The Bond Fund of America                 MFS Emerging Growth Fund
American Funds Capital World Growth and Income Fund     MFS New Discovery Fund*
American Funds EuroPacific Growth Fund                  MFS Research Fund
American Funds The Investment Company of America        Centennial Money Market Trust
American Funds The New Economy Fund                     Oppenheimer International Bond Fund
American Funds SMALLCAP World Fund                      Oppenheimer Strategic Income Fund
American Funds Washington Mutual Investors Fund         The Putnam Fund for Growth and Income
Templeton Foreign Fund                                  Putnam Health Sciences Trust
Franklin Gold and Precious Metals Fund                  Putnam International Voyager Fund
Mutual Financial Services Fund                          Putnam New Century Growth Fund
                                                        Putnam Voyager Fund

* Only available to Contract Owners who owned shares of the Fund in a qualified plan immediately prior to purchasing this contract.

Allocating part or all of your premium to a subaccount means you have elected to be paid, at least in part, by a variable annuity. The amount of your variable annuity payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your premium to the general account and receive a fixed annuity payment. Under this option, the periodic amount you receive will not change, unless you make a partial withdrawal as permitted by certain annuity options we may offer.

Charges and Deductions

The company does not deduct a sales load from your premium, but does deduct the following charges in connection with the contract. For additional information, see "Charges and Deductions."

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 1.25% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. We assess a premium tax charge as compensation for any premium tax we incur related to the contract. We deduct the charge from your premium if we incur or will incur a premium tax. We reserve the right to deduct this charge when due or at anytime thereafter.

Other Expenses. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

Right to Examine Contract

You may cancel your contract within ten days after receiving it (or longer if your state requires). We will refund your premium, adjusted for investment performance, except in those states that require a return of premium without regard to investment performance.

Contacting the Company

You can contact us by writing to American International Life Assurance Company of New York, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801, or calling (877) 299-1724.

================================================================================
                                   FEE TABLES
================================================================================

Maximum Owner Transaction Expenses

Sales Load................................................................  None
Transfer Fee (after twelve in a Contract Year)(1).........................   $10

Variable Account Annual Expenses (as a percentage of average account value)

Maximum Mortality and Expense Risk Charge................................. 1.25%

(1) We do not currently impose a charge on transfers among the subaccounts or to the fixed account although we reserve the right to impose a fee of $10 per transfer after the first 12 transfers during a Contract Year.

                              Annual Fund Expenses
                           After Waivers/Reimbursement
                     (as a percentage of average net assets)

                                                    Management                     Other          Total Annual
                                                    Fees                           Expenses       Fund Expenses
---------------------------------------------------------------------------------------------------------------
Fund (Class A Shares)                               Management         12b-1       Other          Total Annual
                                                    Fees               Fees        Expenses       Fund Expenses
---------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund                        0.93%              0.30%        0.30%          1.53%
---------------------------------------------------------------------------------------------------------------
American Funds AMCAP Fund                           0.36%              0.22%        0.09%          0.67%
---------------------------------------------------------------------------------------------------------------
American Funds The Bond Fund of America             0.32%              0.25%        0.14%          0.71%
---------------------------------------------------------------------------------------------------------------
American Funds Capital World Growth and Income      0.42%              0.24%        0.12%          0.78%
  Fund
---------------------------------------------------------------------------------------------------------------
American Funds EuroPacific Growth Fund              0.45%              0.25%        0.14%          0.84%
---------------------------------------------------------------------------------------------------------------
American Funds The Investment Company of America    0.24%              0.23%        0.10%          0.57%
---------------------------------------------------------------------------------------------------------------
American Funds The New Economy Fund                 0.40%              0.23%        0.19%          0.82%
---------------------------------------------------------------------------------------------------------------
American Funds SMALLCAP World Fund                  0.66%              0.23%        0.20%          1.09%
---------------------------------------------------------------------------------------------------------------
American Funds Washington Mutual Investors Fund     0.29%              0.24%        0.12%          0.65%
---------------------------------------------------------------------------------------------------------------
Templeton Foreign Fund                              0.61%              0.25%        0.32%          1.18%
---------------------------------------------------------------------------------------------------------------
Franklin Gold and Precious Metals Fund              0.56%              0.24%        0.53%          1.33%
---------------------------------------------------------------------------------------------------------------
Mutual Financial Services Fund                      0.80%              0.35%        0.44%          1.59%
---------------------------------------------------------------------------------------------------------------
Liberty High Yield Securities Fund                  0.60%              0.25%        0.31%          1.16%
---------------------------------------------------------------------------------------------------------------
Liberty Newport Tiger Fund                          1.03%              0.25%        0.44%          1.72%
---------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Fund                            0.66%              0.25%        0.18%          1.09%
---------------------------------------------------------------------------------------------------------------
MFS New Discovery Fund                              0.90%              0.35%        0.27%          1.52%
---------------------------------------------------------------------------------------------------------------
MFS Research Fund                                   0.43%              0.35%        0.21%          0.99%
---------------------------------------------------------------------------------------------------------------
Centennial Money Market Trust                       0.33%              0.20%        0.14%          0.67%
---------------------------------------------------------------------------------------------------------------
Oppenheimer International Bond Fund                 0.74%              0.24%        0.40%          1.38%
---------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund                   0.53%              0.25%        0.15%          0.93%
---------------------------------------------------------------------------------------------------------------
The Putnam Fund for Growth and Income               0.41%              0.25%        0.16%          0.82%
---------------------------------------------------------------------------------------------------------------
Putnam Health Sciences Trust                        0.53%              0.25%        0.18%          0.96%
---------------------------------------------------------------------------------------------------------------
Putnam International Voyager Fund                   0.89%              0.25%        0.33%          1.47%
---------------------------------------------------------------------------------------------------------------
Putnam New Century Growth Fund                      0.64%              0.25%        0.40%          1.29%
---------------------------------------------------------------------------------------------------------------
Putnam Voyager Fund                                 0.45%              0.25%        0.18%          0.88%
---------------------------------------------------------------------------------------------------------------

================================================================================
                         CONDENSED FINANCIAL INFORMATION
================================================================================

Historical accumulation unit values are not included because no contracts have been issued using the subaccounts described in this prospectus.

================================================================================
                               INVESTMENT OPTIONS
================================================================================

Variable Investment Options

Variable Account A

Our board of directors authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to New York insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the Variable Account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The Variable Account is divided into subaccounts, each of which invests in shares of a different mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to new premium or transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Funds

Each fund is a mutual fund registered with the SEC. The funds' investment advisers may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the funds before investing. They contain detailed information regarding management of the Funds, investment objectives, investment advisory fees, and other charges. The prospectuses also discuss the risks involved in investing in the Funds. Below is a summary of the investment objectives of the Funds available under the contract. There is no assurance that any of these Funds will achieve its stated objectives.

Alliance Capital

Alliance Premier Growth Fund - seeks long term growth of capital by investing predominately in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth.

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

The American Funds Group

American Funds AMCAP Fund - seeks to make your investment grow over time by investing primarily in stocks of U.S. companies with a record of above average long-term growth. The fund is designed for investors seeking capital appreciation through investments in stocks.

American Funds The Bond Fund of America - seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest in lower rated bonds. The fund is designed for investors seeking income and more price stability than that offered by stocks and capital preservation over the long term.

American Funds Capital World Growth and Income Fund - seeks to make your investment grow over time and provide you with current income by investing primarily in stocks of well-established companies located around the world. The fund is designed for investors seeking both capital appreciation and income.

American Funds EuroPacific Growth Fund - seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Rim. The fund is designed for investors seeking capital appreciation and diversification through investments in stocks of issuers based outside the U.S.

American Funds The Investment Company of America - seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend potential. The fund is designed for investors seeking both capital appreciation and income.

American Funds The New Economy Fund - seeks to make your investment grow over time by investing primarily in stocks of companies in the services and information area of the global economy. The fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based around the world. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Funds SMALLCAP World Fund - seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks.

American Funds Washington Mutual Investors Fund - seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more established companies that meet the listing requirements of the New York Stock Exchange and have a strong record of earnings and dividends. The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in high quality common stocks and securities convertible into common stocks.

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to these funds and other funds including those in The American Funds Group.

Franklin Templeton Investments

Templeton Foreign Fund - seeks long-term capital growth. Under normal market conditions, the fund invests mainly in the in the equity securities of companies locate outside the U.S., including emerging markets.

Franklin Gold and Precious Metals Fund - primarily seeks capital appreciation. Its secondary goal is to provide shareholders with current income through dividends or interest received from its investments. Under normal market conditions, the fund invests at least 80% of its net assets in investments of gold and precious metals operation companies.

Franklin Mutual Financial Services Fund - primarily seeks capital appreciation, which may occasionally be short-term. Its secondary goal is income. Under normal market conditions, the fund invests at least 65% of its total assets in securities of financial services companies believed to be at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

The Templeton Foreign Fund is managed by Templeton Global Advisors Limited.. The Franklin Gold and Precious Metals Fund is managed by Franklin Advisers, Inc. Franklin Mutual Financial Services Fund is managed by Franklin Mutual Advisers, LLC.

Liberty Funds

Liberty High Yield Securities Fund- seeks high current income and total return. The fund invests primarily in lower rated corporate debt securities. The fund may invest in equity securities to seek capital appreciation and may also invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

Liberty Newport Tiger Fund - seeks capital appreciation. Under normal market conditions, the fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The fund typically purchases stocks of quality growth companies.

Newport Fund Management, Inc. is the Investment Advisor for the Liberty Newport Tiger Fund. Colonial Management Associates Inc. is the investment advisor for the Liberty High Yield Securities Fund.

MFS Funds

MFS Emerging Growth Fund - seeks long-term growth of capital. The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as long preferred stock, convertible securities and depository receipts for those securities, of emerging growth companies.

MFS New Discovery Fund - seeks capital appreciation. The fund invests, under normal market conditions, at least 65% of its total assets in equity securities of emerging growth companies. (Only available to Contract Owners who owned shares of the Fund in a qualified plan immediately prior to purchasing this contract.)

MFS Research Fund - seeks long term growth of capital and future income. The fund invests at least 80% of its total assets in common stocks and related securities. The fund focuses on companies believed to have favorable prospects for long term growth, attractive valuation based on current and expected earnings or cash flow, dominant or growing market share and superior management.

The funds' investment adviser is Massachusetts Financial Services Company.

OppenheimerFunds

Centennial Money Market Trust - a money market mutual fund that seeks maximum current income that is consistent with low capital risk and stability of principal. The Trust invests in short-term, high quality "money market" instruments.

Oppenheimer International Bond Fund - primarily seeks total return. As a secondary objective, the fund seeks income when consistent with total return. The fund invests mainly in debt securities of foreign government and corporate issuers.

Oppenheimer Strategic Income Fund - seeks high current income by investing mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower rated high yield securities of U.S. and foreign companies.

Putnam Funds

The Putnam Fund for Growth and Income - seeks capital growth and current income. It invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

Putnam Health Sciences Trust - seeks capital appreciation. It invests mainly in common stocks of companies in the health sciences industries, with a focus on growth stocks.

Putnam International Voyager Fund - seeks long-term capital appreciation. It invests mainly in common stocks of companies outside the United States.

Putnam New Century Growth Fund - seeks capital appreciation. It invests mainly in common stocks of U.S. companies with a focus on growth stocks.

Putnam Voyager Fund - seeks capital appreciation. It invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The funds are managed by Putnam Investment Management, LLC.

Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of contract owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

================================================================================
                             CHARGES AND DEDUCTIONS
================================================================================

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 1.25%. The charge compensates us for the expenses of administering the contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

Premium Taxes

We will deduct from your premium any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 1% of premium. In addition, some local governments may also levy a premium tax. These taxes are deducted from your premium in determining the amount of income.

Income Taxes

Although we do not currently deduct any charge for income taxes or federal deferred acquisition cost taxes (also referred to as DAC taxes) attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the Funds prospectuses and are summarized in the fee table.

Reduction of Certain Charges and Additional Amounts Credited

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. We may also vary the initial monthly annuity rate per $1 of premium. Any variation in charges under the contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

      (1)   the size and nature of the group;

      (2)   the total amount of premium we expect to receive from the group;

      (3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

================================================================================
                                  THE CONTRACT
================================================================================

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our Variable Account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may make or lose money. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your contract will be for the same amount and will not vary with investment performance. However, a fixed annuity payment will vary according to any partial withdrawal you make as permitted by certain annuity options we may offer.

Purchasing a Contract

The minimum investment for qualified contracts is $20,000. We may refuse any premium. In general, we will not issue a contract to anyone who is over age 80, but we reserve the right to lower or increase this age for new contracts.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your premium among the investment options. At the time of application, we must receive your premium before the contract will be effective. We will issue your contract and allocate your premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you authorize us to keep it until we get all the necessary information.

Right to Examine Contract

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to us at American International Life Assurance Company of New York, Attention:
Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. You will receive the value of your contract calculated on the day we receive your request, which may be more or less than the money you invested. No charges will be deducted, however, you bear the investment risk during that time.

In certain states, or if you purchase your contract as an individual retirement annuity, we may be required to return your premium if you cancel your contract during the right to examine period.

Transfers Among Investment Options

You can transfer a portion of your premium that is allocated to provide variable annuity payments and reallocate them among the investment options by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract Year. You may not make transfers from the fixed investment option to a variable investment option, but you may make transfers from the variable investment options to the fixed investment option or to other variable investment options.

The minimum amount you can transfer is $50 per month of income. Your transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone from you, your representative or anyone else designated by you. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

We reserve the right to modify, suspend or terminate the transfer provisions at any time. In particular, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, we reserve the right to reject telephone exchange requests placed by any one person on behalf of more than one contract and require that they be submitted by U.S. mail.

================================================================================
                                ANNUITY PAYMENTS
================================================================================

Generally

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

You select the Income Start Date, which must be the first day of a month within 12 months after the Contract Date. In addition, annuity payments must begin by the Annuitant's 80th birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant.

Annuity Options

The contract offers the five annuity options described below. We may make other annuity options available subject to our discretion. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

Option 1 - Life Annuity

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

Option 2 - Life Annuity With A Guaranteed Number of Years

Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

Option 3 - Joint and Survivor Annuity

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive.

Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years

Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be a percentage of the amount that was payable while the Annuitant was alive.

Option 5 - Life Annuity With Cash Refund

Under this option, we will make annuity payments as long as the Annuitant is alive. If the Annuitant dies before receiving aggregate annuity payments at least equal to the premium paid less any premium tax, the difference will be paid to the beneficiary in a lump sum.

Annuity Units

Upon receiving your single premium, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first annuity payment:

o the portion of the premium allocated to provide variable annuity payments and the Assumed Investment Return;

o the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

o     the age and gender of the Annuitant (and Joint Annuitant, if any);

o     the annuity option selected;

o     the frequency of annuity payments;

o     the deduction of applicable premium taxes; and

o     the time period from the Contract Date to the Income Start Date.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

o If you make a partial withdrawal, as permitted under annuity options 6, 7, 13 and 14, the number of Annuity Units will decrease during the guaranteed period, but will be restored after the guaranteed period ends.

o     If you transfer value from one investment option to another.

o If you select a joint and survivor annuity option with a guaranteed number of years, upon the first to die after the guaranteed period ends.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the annuity payments provided by the portion of the premium allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

================================================================================
                              ACCESS TO YOUR MONEY
================================================================================

Generally

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

Deferment of Payments

We may delay making fixed payments from your contract for up to six months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your contract or processing transfer requests for an undetermined period of time when:

o the New York Stock Exchange is closed (other than weekend and holiday closings);

o     trading on the New York Stock Exchange is restricted;

o an emergency exists such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

o     the SEC by order so permits for the protection of investors.

================================================================================
                                  DEATH BENEFIT
================================================================================

Death Prior to Income Start Date

If no Annuitant or Joint Annuitant is alive on the Income Start Date, the contract will be canceled and we will pay you a refund equal to your premium adjusted for any investment performance and any accumulated interest.

If your contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

Death of Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant shall be treated as the owner.

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

================================================================================
                                   PERFORMANCE
================================================================================

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.
Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

      (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

      (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

      (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

      (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

================================================================================
                                      TAXES
================================================================================

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. Not all of the information we have included may be applicable to your contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the accompanying fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out.

Tax Treatment of Distributions -- Qualified Contracts

If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

X     Individual Retirement Annuities ("IRAs");
X     Roth IRAs;
X Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");
X     Keogh Plans; and
X Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, with the exception of a Roth IRA, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income. This additional tax does not apply:

o in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

o     where the taxpayer is age 59 1/2or older;

o     where payment is made by reason of the death of an owner;

o     where the payment is made on account of the taxpayer's disability;

o where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

o     in some cases, upon separation from service on or after age 55; or

o     certain other limited circumstances.

Withdrawals Where Income Start Date Is After Age 59 1/2 -- No 10% Tax Penalty Applies

Where the Income Start Date is after age 59 1/2, the 10% penalty tax will not apply because of the age 59 1/2 exception described above.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal Or Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

         Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA (non-Roth IRA). Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Sales of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract. Contracts offered by this prospectus in connection with an IRA are not available in all states.

Roth IRAs

Code Section 408A provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and they are not subject to required distributions. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

================================================================================
                                OTHER INFORMATION
================================================================================

American International Life Assurance Company of New York

We are a stock life insurance company organized under the laws of New York. We were incorporated in 1962. Our principal business address is 80 Pine Street, New York, New York 10005. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to contract owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes a group single premium immediate variable annuity contract. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to a certificate.

Voting Rights

To the extent required by law, we will vote the fund shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the fund. However, if legal requirements or our interpretation of present law changes to permit us to vote the fund shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each fund in whose corresponding subaccount you have value. We determine the number of fund shares that are attributable to you by dividing the corresponding value in a particular fund by the net asset value of one fund share. After the Income Start Date, we determine the number of fund shares that are attributable to you by dividing the reserve maintained in a particular fund to meet the obligations under the contract by the net asset value of one fund share. The number of votes that you will have a right to cast will be determined as of the record date established by each fund.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a fund will receive proxy material, reports and other materials relating to the appropriate funds. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Distribution of the Contract

Our affiliate, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of AIG. We will not pay any commission to entities that sell the contract. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

There are no pending legal proceedings that, in our judgment, are material with respect to the variable account.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

Financial statements of American International Life Assurance Company of New York are included in the SAI, which may be obtained without charge by calling
(877) 299-1724 or writing to American International Life Assurance Company of New York, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801. The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov. Financial statements of the variable account are not included because no contracts have been issued using the subaccounts described in this prospectus.

================================================================================
                                    APPENDIX
================================================================================

Hypothetical Illustrations Of Annuity Payments

We have prepared the following tables to show how variable annuity payments under the contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.82%, 6%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 5.82%, 6%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 1.25%. The amounts shown in the tables also take into account the average of the funds' management fees and operating expenses at an annual rate of approximately 1.07% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your contract may be more or less than 1.07%, will vary from year to year, and will depend on your allocation. See the section in your current prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.25% for mortality and expense risk and the assumed 1.07% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.32%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single premium payment is allocated to a variable annuity option. The second assumes that 50% of the single premium payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single premium payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments use an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. We may offer alternative assumed interest rates. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity option are generally higher than initial payments under a variable annuity option.

These tables show the monthly annuity payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply to your group.

ANNUITY PAYMENT ILLUSTRATION
(100% VARIABLE)

Single Premium Payment: $100,000
Sex: Male
Age: 65
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant:  3.5%

Variable monthly annuity payment on the date of the illustration:  $591.52

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

      Payment        Calendar     Attained      Gross:         0.00%       5.82%       6.00%       8.00%      10.00%      12.00%
         Year            Year          Age        Net:        -2.32%       3.50%       3.68%       5.68%       7.68%       9.68%
---------------------------------------------------------------------------------------------------------------------------------
            1            2000           65                    591.52      591.52      591.52      591.52      591.52      591.52
            2            2001           66                    558.26      591.52      592.55      603.98      615.41      626.84
            3            2002           67                    526.87      591.52      593.58      616.70      640.26      664.27
            4            2003           68                    497.24      591.52      594.61      629.69      666.12      703.93
            5            2004           69                    469.28      591.52      595.65      642.95      693.02      745.96
           10            2009           74                    351.36      591.52      600.84      713.58      844.74      996.90
           15            2014           79                    263.08      591.52      606.09      791.96     1029.66     1332.26
           20            2019           84                    196.97      591.52      611.37      878.95     1255.07     1780.43

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION
(50% VARIABLE/50% FIXED)

Single Premium Payment: $100,000
Sex: Male
Age: 65
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $747.64

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant:  3.5%

Monthly annuity payments will vary with investment performance, but will never be less than $373.82. The monthly guaranteed payment of $373.82 is being provided by the $50,000 applied under the fixed annuity option.

                     Monthly Payments for Variable Payments
                       With an Assumed Rate of Return of:

       Payment        Calendar     Attained       Gross:       0.00%       5.82%      6.00%      8.00%      10.00%     12.00%
          Year            Year          Age         Net:      -2.32%       3.50%      3.68%      5.68%       7.68%      9.68%
------------------------------------------------------------------------------------------------------------------------------
             1            2000           65                   669.58      669.58     669.58     669.58      669.58     669.58
             2            2001           66                   652.95      669.58     670.09     675.81      681.52     687.24
             3            2002           67                   637.25      669.58     670.61     682.17      693.95     705.95
             4            2003           68                   622.44      669.58     671.13     688.67      706.88     725.79
             5            2004           69                   608.46      669.58     671.64     695.30      720.33     746.80
            10            2009           74                   549.50      669.58     674.24     730.61      796.19     872.27
            15            2014           79                   505.36      669.58     676.86     769.80      888.65    1039.95
            20            2019           84                   472.31      669.58     679.51     813.30     1001.36    1264.03

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION
(100% VARIABLE)

Single Premium Payment: $100,000
Sex: Female
Age: 65
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant: 3.5%

Variable monthly annuity payment on the date of the illustration:  $547.02

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:

        Payment        Calendar       Attained       Gross:        0.00%      5.82%      6.00%     8.00%     10.00%      12.00%
           Year            Year            Age         Net:       -2.32%      3.50%      3.68%     5.68%      7.68%       9.68%
--------------------------------------------------------------------------------------------------------------------------------
              1            2000             60                    547.02     547.02     547.02    547.02     547.02      547.02
              2            2001             61                    516.26     547.02     547.97    558.54     569.11      579.68
              3            2002             62                    487.23     547.02     548.92    570.31     592.10      614.30
              4            2003             63                    459.83     547.02     549.88    582.32     616.01      650.98
              5            2004             64                    433.97     547.02     550.84    594.58     640.89      689.85
             10            2009             69                    324.93     547.02     555.64    659.90     781.19      921.91
             15            2014             74                    243.29     547.02     560.49    732.38     952.20     1232.03
             20            2019             79                    182.16     547.02     565.38    812.83    1160.65     1646.49

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION
(50% VARIABLE/50% FIXED)

Single Premium Payment: $100,000
Sex: Female
Age: 65
Annuity Option Selected: Life Annuity With 10 Years Guaranteed
Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $704.23

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed interest rate at which monthly variable payments remain constant: 3.5%

Monthly annuity payments will vary with investment performance, but will never be less than $352.12. The monthly guaranteed payment of $352.12 is being provided by the $50,000 applied under the fixed annuity option.

                     Monthly Payments for Variable Payments
                       With an Assumed Rate of Return of:

       Payment       Calendar     Attained       Gross:      0.00%      5.82%      6.00%      8.00%      10.00%      12.00%
          Year           Year          Age         Net:     -2.32%      3.50%      3.68%      5.68%       7.68%       9.68%
----------------------------------------------------------------------------------------------------------------------------
             1           2000           60                  625.63     625.63     625.63     625.63      625.63      625.63
             2           2001           61                  610.25     625.63     626.10     631.39      636.67      641.96
             3           2002           62                  595.73     625.63     626.58     637.27      648.16      659.26
             4           2003           63                  582.03     625.63     627.05     643.27      660.12      677.60
             5           2004           64                  569.10     625.63     627.53     649.41      672.56      697.04
            10           2009           69                  514.58     625.63     629.94     682.06      742.71      813.07
            15           2014           74                  473.76     625.63     632.36     718.31      828.22      968.13
            20           2019           79                  443.19     625.63     634.81     758.53      932.44     1175.36

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the maximum mortality and expense risk charge from the gross rates of return.

================================================================================
                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION
===============================================================================


GENERAL INFORMATION...........................................................
     American International Life Assurance Company of New York................
     Independent Accountants..................................................
     Legal Counsel............................................................
     Distributor..............................................................
     Potential Conflicts......................................................

CALCULATION OF PERFORMANCE DATA...............................................
     Yield and Effective Yield Quotations for the Money Market Subaccount.....
     Yield Quotations for Other Subaccounts...................................
     Standardized Performance Data............................................

ANNUITY PROVISIONS............................................................
     Variable Annuity Payments................................................
     Annuity Unit Value.......................................................
     Net Investment Factor....................................................
     Misstatement of Age or Sex...............................................
     Evidence of Survival.....................................................

FINANCIAL STATEMENTS..........................................................

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                February 13, 2002

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                                   through its

                               VARIABLE ACCOUNT A

This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus describing the group immediate variable annuity contract. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus dated _____________, call us at (877) 299-1724 or write to us at American International Life Assurance Company of New York, Attention: Variable Products, One Alico Plaza, 600 King Street, Wilmington, Delaware 19801.

================================================================================
                                TABLE OF CONTENTS
================================================================================

GENERAL INFORMATION........................................................... 3
      American International Life Assurance Company of New York............... 3
      Independent Accountants................................................. 3
      Legal Counsel........................................................... 3
      Distributor............................................................. 3
      Potential Conflicts..................................................... 3

CALCULATION OF PERFORMANCE DATA............................................... 4
      Yield and Effective Yield Quotations for the Money Market Subaccount.... 4
      Yield Quotations for Other Subaccounts.................................. 4
      Standardized Performance Data........................................... 5

ANNUITY PROVISIONS............................................................ 5
      Variable Annuity Payments............................................... 5
      Annuity Unit Value...................................................... 6
      Net Investment Factor................................................... 6
      Misstatement of Age or Sex.............................................. 7
      Evidence of Survival.................................................... 7

FINANCIAL STATEMENTS.......................................................... 7

================================================================================
                               GENERAL INFORMATION
================================================================================

American International Life Assurance Company of New York

A description of American International Life Assurance Company of New York and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account A.

Independent Accountants

Our financial statements have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose offices are located in Washington, D.C.

Legal Counsel

Legal matters relating to the federal securities laws in connection with the contract described herein and in the prospectus are being passed upon by Morgan, Lewis & Bockius LLP, Washington, D.C.

Distributor

Our affiliate, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, acts as the distributor of the contract. AIGESC is a wholly owned subsidiary of American International Group, Inc. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services. For the sale of other contracts, commissions are paid by Variable Account A directly to selling dealers and representatives on behalf of AIGESC. Aggregate commissions were $1,621,708 in 2001, $4,114,883 in 2000, $2,379,279 in 1999. Commissions retained by AIGESC were $0 in 2001, 2000, and 1999.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts and qualified pension and retirement plans to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, each fund's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts or plans might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

================================================================================
                         CALCULATION OF PERFORMANCE DATA
================================================================================

Yield and Effective Yield Quotations for the Money Market Subaccount

The yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account A included in the registration statement. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Annuity Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Any effective yield quotation for the money market subaccount will be for the seven days ended on the date of the most recent balance sheet of Variable Account I included in the registration statement and will be carried at least to the nearest hundredth of one percent. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Annuity Unit in the money market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               Effective Yield = [(Base Period Return + 1)365/7]-1

For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all owner accounts in proportion to the length of the base period. The yield and effective yield quotations do not reflect the $200 charge that may be assessed at the time of surrender. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the money market subaccount and the corresponding portfolio are excluded from the calculation of yield.

Yield Quotations for Other Subaccounts

Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of Variable Account I included in the registration statement, and are computed by dividing the net investment income per Annuity Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                  Yield=2[(a-b+1)^6-1]
                           ---
                           cd

Where: a = net investment income earned during the period by the portfolio attributable to investments owned by the subaccount

            b = expenses accrued for the period (net of reimbursements)

            c = the average daily number of Annuity Units outstanding during the period

            d = the maximum offering price per Annuity Unit on the last day of the period

Yield quotations for a subaccount reflect all recurring contract charges. However, they do not reflect the charge of $200 that may be assessed upon surrender of the contract.

Standardized Performance Data

The total return quotations for all of the subaccounts will be average annual total return quotations reflecting all aspects of a subaccount's return, including the automatic reinvestment by the variable account of all distributions, any change in the subaccount's value over the period, and the effect of any recurring charge and of the $200 charge assessed upon surrender. This type of performance is referred to as standardized performance and is based on the life of the subaccount. Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

================================================================================
                               ANNUITY PROVISIONS
================================================================================

Variable Annuity Payments

A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each annuity payment determined by our currently used annuity rate factor and the Annuity Unit values.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

      (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit value is being determined; and

      (b) is the Assumed Investment Return for such Valuation Period.

The Assumed Investment Return adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

      (a) is equal to:

            (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

            (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

            (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

      (b) is equal to:

            (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

            (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

      (c) is equal to the mortality and expense risk charge rate for the valuation period.

The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Sex

We will require proof of the age and sex of the Annuitant before making any annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

Our financial statements are included herein. The financial statements have also been filed electronically with the SEC and can be obtained through its website at http://www.sec.gov. Our financial statements shall be considered only as bearing upon our ability to meet our obligations under the contract. Financial statements of Variable Account A are not included because no contracts have been issued as of the date of this statement of additional information.

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors
American International Life Assurance Company of New York

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows, and comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 2, 2001

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,   December 31,
                                                             2000           1999
                                                         ------------   ------------
Assets

Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $5,167,357     $4,973,736
        (cost: 2000 - $5,198,196; 1999 - $5,076,750)
     Equity securities:
         Common stock
         (cost: 2000 - $13,408; 1999 - $12,837)              29,991         24,428
         Non-redeemable preferred stocks
         (cost: 2000 - $24,610; 1999 - $27,047)              24,514         26,602
Mortgage loans on real estate, net of allowance
  (2000 - $19,000; 1999 - $19,000)                          472,576        460,455
Real estate, net of accumulated
 depreciation of $7,626 in 2000 and $6,976 in 1999           15,500         18,937
Policy loans                                                 10,481          9,986
Other invested assets                                       177,002         79,381
Short-term investments, at cost (approximates market
  value)                                                     23,505        143,766
Cash                                                              9            245
                                                         ----------     ----------

    Total investments and cash                            5,920,935      5,737,536

Amounts due from related parties                              9,598          9,470
Investment income due and accrued                            89,363         82,501
Premium and insurance balances receivable                    11,325         17,345
Reinsurance assets                                          351,726        306,663
Deferred policy acquisition costs                            48,334         46,655
Federal income tax receivable                                    --          6,598
Deferred income taxes                                        12,412         55,056
Separate and variable accounts                              386,675        423,534
Other assets                                                    656          1,170
                                                         ----------     ----------

                                    Total assets         $6,831,024     $6,686,528
                                                         ==========     ==========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                           December 31,     December 31,
                                                                2000            1999
                                                           ------------     ------------
Liabilities
  Policyholder contract deposits                            $ 3,675,472     $ 3,741,873
  Future policy benefits for life and accident and
    health insurance contracts                                1,990,030       1,713,163
  Reserve for unearned premiums                                   6,999           5,948
  Policy and contract claims                                    191,432         335,557
  Reserve for commissions, expenses and taxes                     5,751           5,183
  Insurance balances payable                                      6,208           7,565
  Federal income tax payable                                      1,940              --
  Amounts due to related parties                                  3,105           3,320
  Separate and variable accounts                                386,675         423,534
  Other liabilities                                              62,562          32,137
                                                            -----------     -----------

                                    Total liabilities         6,330,174       6,268,280
                                                            -----------     -----------

Capital funds

  Common stock, $200 par value; 16,125 shares
       authorized, issued and outstanding                         3,225           3,225
  Additional paid-in capital                                    197,025         197,025
  Retained earnings                                             264,977         277,829
  Accumulated other comprehensive income                         35,623         (59,831)
                                                            -----------     -----------

                                    Total capital funds         500,850         418,248
                                                            -----------     -----------

Total liabilities and capital funds                         $ 6,831,024     $ 6,686,528
                                                            ===========     ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                          Years ended December 31,
                                                  ---------------------------------------
                                                     2000           1999           1998
                                                  ---------      ---------      ---------
Revenues:
  Premium income                                  $ 236,174      $ 189,448      $ 100,339
  Net investment income                             454,863        462,215        455,176
  Realized capital losses                           (60,266)       (13,103)        (1,694)
                                                  ---------      ---------      ---------

                  Total revenues                    630,771        638,560        553,821
                                                  ---------      ---------      ---------

Benefits and expenses:
  Death and other benefits                          263,403        244,895        178,401
  Increase in future policy benefits
   and policyholder contract deposits               280,852        239,635        252,476
  Acquisition and insurance expenses                 74,829         65,533         59,662
                                                  ---------      ---------      ---------

                  Total benefits and expenses       619,084        550,063        490,539
                                                  ---------      ---------      ---------

Income before income taxes                           11,687         88,497         63,282
                                                  ---------      ---------      ---------

Income taxes (benefits):
   Current                                           13,372         15,263         33,357
   Deferred                                          (8,833)        16,354        (10,772)
                                                  ---------      ---------      ---------

                  Total income taxes                  4,539         31,617         22,585
                                                  ---------      ---------      ---------

Net income                                        $   7,148      $  56,880      $  40,697
                                                  =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)

                                                          Years ended December 31,
                                                 ---------------------------------------
                                                   2000           1999            1998
                                                 ---------      ---------      ---------
Common stock

Balance at beginning of year                     $   3,225      $   3,225      $   3,225
                                                 ---------      ---------      ---------

Balance at end of year                               3,225          3,225          3,225
                                                 ---------      ---------      ---------

Additional paid-in capital

Balance at beginning of year:                      197,025        197,025        197,025
                                                 ---------      ---------      ---------

Balance at end of year                             197,025        197,025        197,025
                                                 ---------      ---------      ---------

Retained earnings
  Balance at beginning of year                     277,829        220,949        190,252
  Net income                                         7,148         56,880         40,697
  Dividends to Stockholders                        (20,000)            --        (10,000)
                                                 ---------      ---------      ---------

  Balance at end of year                           264,977        277,829        220,949
                                                 ---------      ---------      ---------

Accumulated other comprehensive income
  Balance at beginning of year                     (59,831)       194,918        184,681
  Unrealized appreciation (depreciation) of
       investments - net of reclassification
       adjustments                                 146,932       (400,842)        (4,208)
  Deferred income tax benefit (expense) on
       changes and future policy benefits          (51,478)       146,093         14,445
                                                 ---------      ---------      ---------

   Balance at end of year                           35,623        (59,831)       194,918
                                                 ---------      ---------      ---------

               Total capital funds               $ 500,850      $ 418,248      $ 616,117
                                                 =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                      Years ended December 31,
                                                                          ---------------------------------------------
                                                                             2000              1999             1998
                                                                          -----------      -----------      -----------
Cash flows from operating activities:
 Net income                                                               $     7,148      $    56,880      $    40,697
                                                                          -----------      -----------      -----------

Adjustments to reconcile net income to net cash provided by operating activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                                 133,793           45,730          323,971
 Change in premiums and insurance balances
  receivable and payable -net                                                   4,662           (5,697)           4,753
 Change in reinsurance assets                                                 (45,063)        (279,429)          (6,624)
 Change in deferred policy acquisition costs                                   (1,680)          (5,234)          (1,674)
 Change in investment income due and accrued                                   (6,861)            (799)             628
 Realized capital losses                                                       60,266           13,103            1,694
 Change in current and deferred income taxes -net                                (295)           2,133           (6,220)
 Change in reserves for commissions, expenses and taxes                           568              135              480
 Change in other assets and liabilities - net                                  35,850            2,969          (24,194)
                                                                          -----------      -----------      -----------
Total adjustments                                                             181,240         (227,089)         292,814
                                                                          -----------      -----------      -----------
 Net cash (used in) provided by operating activities                          188,388         (170,209)         333,511
                                                                          -----------      -----------      -----------

Cash flows from investing activities:
 Cost of fixed maturities, at market sold                                     281,411          913,262          317,042
 Cost of fixed maturities, at market matured or redeemed                      462,195          641,409          824,480
 Cost of equity securities sold                                                 3,047            1,149            1,413
 Cost of real estate sold                                                       2,786               --            5,107
 Realized capital losses                                                      (60,266)         (13,103)          (1,694)
 Purchase of fixed maturities                                                (848,607)      (1,815,447)      (1,202,023)
 Purchase of equity securities                                                 (1,182)         (14,641)         (13,671)
 Mortgage loans granted                                                      (108,183)         (64,782)        (140,623)
 Repayments of mortgage loans                                                  96,067          148,799          150,803
 Change in policy loans                                                          (496)             296              401
 Change in short-term investments                                             120,260          108,799         (172,672)
 Change in other invested assets                                              (28,228)         (22,632)         (12,118)
 Other - net                                                                  (21,027)          (4,525)         (16,637)
                                                                          -----------      -----------      -----------
  Net cash used in investing activities                                      (102,223)        (121,416)        (260,192)
                                                                          -----------      -----------      -----------

Cash flows from financing activities:
 Change in policyholder contract deposits                                     (66,401)         134,683           93,569
 Dividends to stockholders                                                    (20,000)              --          (10,000)
                                                                          -----------      -----------      -----------
    Net cash provided by financing activities                                 (86,401)         134,683           83,569
                                                                          -----------      -----------      -----------

Change in cash                                                                   (236)        (156,942)         156,888
Cash at beginning of year                                                         245          157,187              299
                                                                          -----------      -----------      -----------
Cash at end of year                                                       $         9      $       245      $   157,187
                                                                          ===========      ===========      ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                        Years ended December 31,
                                                ---------------------------------------
                                                   2000           1999           1998
                                                ---------      ---------      ---------
Comprehensive income

Net income                                      $   7,148      $  56,880      $  40,697
                                                ---------      ---------      ---------

Other comprehensive income

Unrealized appreciation (depreciation) of
    investments - net of reclassification
    adjustments                                   146,932       (400,842)        (4,208)
 Changes due to deferred income tax benefit
    (expense) on changes in
    future policy benefits                        (51,478)       146,093         14,445
                                                ---------      ---------      ---------

  Other comprehensive income                       95,454       (254,749)        10,237
                                                ---------      ---------      ---------

 Comprehensive income                           $ 102,602      $(197,869)     $  50,934
                                                =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

      (a) Basis of Presentation: American International Life Assurance Company of New York (the Company) is a wholly owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident & health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in America Samoa, Virgin Islands and Guam.

            The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of New York. Financial statements prepared in accordance with GAAP differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholder contract deposits, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

      (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market values. Dividend income is generally recognized when receivable. Short-term investments are carried at cost, which approximates market.

            Unrealized gains and losses from investments in equity securities, fixed maturities available for sale and other invested assets are reflected as a separate component of comprehensive income, net of deferred income taxes and future policy benefits in capital funds currently.

            Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

            Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

            Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

            Policy loans are carried at the aggregate unpaid principal balance.

            Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. These assets are recorded using either the cost or the equity method depending on the type of investment. Unrealized gains and losses from the revaluation of those investments carried at market values are reflected in comprehensive income, net of any related deferred income tax.

      (c) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

      (d) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

            Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see Note 3).

            The liability for future policy benefits and policyholder contract deposits is established using assumptions described in Note 4.

      (e) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and
            (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

      (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

      (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims. It also includes funds held under reinsurance treaties.

      (h)   Accounting Standards:

            In June 1998, FASB issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FASB 133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" (FASB 138).

            Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. FASB 133 and FASB 138 are effective for the Company for the year commencing January 1, 2001. The impact of the adoption of FASB 133 and FASB 138 at January 1, 2001 with respect to the Company's results of operations, financial condition and liquidity is deemed insignificant.

2. Investment Information

(a) Statutory Deposits: Securities with a carrying value of $16,652,000 and $17,560,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2000 and 1999, respectively.

(b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                          Years ended December 31,
                                    ----------------------------------
                                      2000         1999         1998
                                    --------     --------     --------
Fixed maturities                    $398,501     $392,878     $386,353
Equity securities                      3,074        2,309        1,702
Mortgage loans                        40,595       45,173       52,443
Real estate                            1,979        2,113        2,782
Policy loans                             742          750          713
Cash and short-term investments        5,829        7,507        4,334
Other invested assets                  9,055       16,026       11,209
                                    --------     --------     --------
       Total investment income       459,775      466,756      459,536

Investment expenses                    4,912        4,541        4,360
                                    --------     --------     --------

       Net investment income        $454,863     $462,215     $455,176
                                    ========     ========     ========

(c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2000, 1999 and 1998 are summarized below (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                              2000          1999           1998
                                            --------      --------      --------
Realized gains (losses) on investments:
Fixed maturities                            $(57,820)    $ (15,407)     $ (3,908)
Equity securities                                340         1,702           124
Real Estate                                   (2,786)           --         2,079
Other                                             --           602            11
                                            --------      --------      --------
Realized gains (losses)                     $(60,266)    $ (13,103)      $(1,694)
                                            ========      ========      ========

Change in unrealized appreciation
    (depreciation) of investments:
Fixed maturities                            $ 72,175     $(369,679)     $(16,268)
Equity securities                              5,341        (3,812)        1,272
Other invested assets                         69,416       (27,351)       10,788
                                           ---------     ---------     ---------
 Change in unrealized appreciation
    (depreciation) of investments           $146,932     $(400,842)     $ (4,208)
                                           =========     =========     =========

Proceeds from the sale of investments in fixed maturities during 2000, 1999 and 1998 were $281,411,000, $913,263,000 and $317,042,000, respectively.

During 2000, 1999 and 1998, gross gains of $4,565,000, $8,369,000 and $0, respectively, and gross losses of $62,385,000, $23,776,000 and $3,908,000, respectively, were realized on dispositions of fixed maturities.

During 2000, 1999 and 1998, gross gains of $340,000, $1,712,000 and $126,000, respectively, and gross losses of $0, $10,000 and $2,000, respectively, were realized on dispositions of equity securities.

(d)   Market Value of Fixed Maturities and Unrealized Appreciation of
      Investments:

      At December 31, 2000 and 1999, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $19,335,000 and $15,424,000 and gross losses of $2,848,000 and $4,278,000, respectively.

      The amortized cost and estimated market values of investments in fixed maturities at December 31, 2000 and 1999 are as follows (in thousands):

                                                       Gross          Gross         Estimated
        2000                          Amortized      Unrealized     Unrealized       Market
        ----                             Cost          Gains          Losses          Value
                                      ----------     ----------     ----------     ----------
Fixed maturities:
   U.S. Government and government
       agencies and authorities       $   70,479     $   21,557     $       --     $   92,036
   States, municipalities and
       political subdivisions            573,588         26,906            125        600,369
   Foreign governments                     8,794            490             --          9,284
   All other corporate                 4,545,335        121,556        201,223      4,465,668
                                      ----------     ----------     ----------     ----------

Total fixed maturities                $5,198,196     $  170,509     $  201,348     $5,167,357
                                      ==========     ==========     ==========     ==========

                                                       Gross          Gross        Estimated
        1999                          Amortized      Unrealized     Unrealized       Market
        ----                             Cost          Gains          Losses          Value
                                      ----------     ----------     ----------     ----------
Fixed maturities:
   U.S. Government and government
       agencies and authorities       $   68,605     $   13,612     $      407     $   81,810
   States, municipalities and
       political subdivisions            665,514         16,609          4,317        677,806
   Foreign governments                     9,307            108            247          9,168
   All other corporate                 4,333,324         57,006        185,378      4,204,952
                                      ----------     ----------     ----------     ----------

Total fixed maturities                $5,076,750     $   87,335     $  190,349     $4,973,736
                                      ==========     ==========     ==========     ==========

The amortized cost and estimated market value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                           Amortized        Market
                                              Cost           Value
                                           ----------     ----------

Due in one year or less                    $  412,615     $  413,417
Due after one year through five years       1,935,705      1,937,504
Due after five years through ten years      1,451,437      1,407,942
Due after ten years                         1,398,439      1,408,494
                                           ----------     ----------

                                           $5,198,196     $5,167,357
                                           ==========     ==========

(e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 2000 and 1999, the market value of the CMO portfolio was $775,942,000 and $883,693,000, respectively; the estimated amortized cost was approximately $759,121,000 in 2000 and $883,419,000 in 1999. The
      Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 2000.

(f) Fixed Maturities Below Investment Grade: At December 31, 2000 and 1999, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $524,457,000 and $526,765,000, respectively, and an aggregate market value of $405,543,000 and $467,170,000, respectively.

(g) Non-income Producing Assets: Non-income producing assets were insignificant.

(h) Investments Greater than 10% Equity: The market value of investments in the following company exceeded 10% of the Company's total capital funds at December 31, 2000 (in thousands).

      Private Equity Investors III, L.P.           $72,210

3.    Deferred Policy Acquisition Costs

      The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                             Years ended December 31,
                                     ------------------------------------
                                       2000          1999          1998
                                     --------      --------      --------

    Balance at beginning of year     $ 46,655      $ 41,421      $ 39,748
    Acquisition costs deferred          7,986         9,166         7,323
    Amortization charged to income     (6,307)       (3,932)       (5,650)
                                     --------      --------      --------
    Balance at end of year           $ 48,334      $ 46,655      $ 41,421
                                     ========      ========      ========

4.    Future Policy Benefits and Policyholder Contract Deposits

      (a) The analysis of the future policy benefits and policyholder contract deposits liabilities as at December 31, 2000 and 1999 follows (in thousands):

                                              2000           1999
                                           ----------     ----------
Future policy benefits:
Long duration contracts                    $1,963,603     $1,691,028
Short duration contracts                       26,427         22,135
                                           ----------     ----------
                                           $1,990,030     $1,713,163
                                           ==========     ==========

Policyholder contract deposits:
Annuities                                  $2,875,838     $2,924,027
Guaranteed investment contracts (GICs)        653,004        678,240
Universal life                                105,241        105,223
Corporate owned life insurance                 27,717         26,254
Other investment contracts                     13,672          8,129
                                           ----------     ----------
                                           $3,675,472     $3,741,873
                                           ==========     ==========

(b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life and annuity products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

      (ii) Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated 2.4 percent.

(c) The liability for policyholder contract deposit has been established based on the following assumptions:

      (i) Interest rates credited on deferred annuities vary by year of issuance and range from 4.8 percent to 8.3 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

      (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.4 percent to 8.0 percent and maturities range from 3 to 7 years.

      (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2000 was 6.2 percent.

      (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 5.8 percent to
            6.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.    Income Taxes

      (a) The Federal income tax rate applicable to ordinary income is 35% for 2000, 1999 and 1998. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                Years ended December 31,
                                                -----------------------
                                  2000                   1999                    1998
                         ---------------------    -------------------   ---------------------
                                      Percent                Percent                Percent
                                        of                      of                    of
                                      pre-tax                pre-tax                pre-tax
                                     operating              operating              operating
                           Amount     Income      Amount      Income    Amount       Income
                         ---------------------    -------------------   --------------------
"Expected" income tax
      expense             $ 4,090        35.0%    $30,974       35.0%   $22,149       35.0%
State income tax              751         6.4         418        0.5        194        0.3
Other                        (302)       (2.6)        225        0.3        242        0.4
                          -------        ----     -------       ----    -------       ----
Actual income
      tax expense         $ 4,539        38.8%    $31,617       35.8%   $22,585       35.7%
                          =======      ======     =======     ======    =======       ====

      (b) The components of the net deferred tax liability were as follows (in thousands):

                                              Years ended December 31,
                                              ------------------------
                                                2000            1999
                                              --------        --------
Deferred tax assets:
  Adjustments to mortgage loans and
        investment income due and accrued     $  8,050        $  6,876
  Adjustment to life policy reserves            39,200          39,467
  Unrealized depreciation of investments            --          32,034
  Other                                            129             168
                                              --------        --------
                                                47,379          78,545
                                              --------        --------
Deferred tax liabilities:
   Deferred policy acquisition costs          $  2,361        $  2,875
   Fixed maturities discount                     8,457          16,199
   Unrealized appreciation on investments       19,357              --
   Other                                         4,792           4,415
                                              --------        --------
                                                34,967          23,489
                                              --------        --------

 Net deferred tax (asset) liability           $(12,412)       $(55,056)
                                              ========        --------

(c) At December 31, 2000, accumulated earnings of the Company for Federal income tax purposes include approximately $2,879,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

(d) Income taxes paid in 2000, 1999, and 1998 amounted to $3,413,000, $28,174,000, and $26,796,000, respectively.

6.    Commitments and Contingent Liabilities

      The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

      The Company is a limited partner in Chardon/Hato Rey Partnership (Puerto
      Rico). The partnership agreement requires the Company to make an additional capital contribution of up to $3,000,000 to cover construction cost overruns or operating deficits. Construction was completed in 1992, the building is fully leased and profitable; therefore, no demands are foreseen.

      During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. As of December 31, 2000, the Company's unused capital commitment was $2,432,000. Contributions totaling $22,526,000 have been made through December 31, 2000.

      During 1998, the Company entered into a partnership agreement with Sankaty High Yield Asset Partners, L.P. The agreement requires the Company to make capital contributions totaling $2,993,000. Contributions totaling $2,745,000 have been made through December 31, 2000.

      During 1999, the Company entered into a partnership agreement with G2 Opportunity Fund, LP. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $12,108,000 have been made through December 31, 2000.

      During 1999, the Company entered into a partnership agreement with CVC Capital Funding LLC. The agreement requires the Company to make capital contributions totaling $10,000,000. No contributions have been made as of December 31, 2000.

      During 1999, the Company entered into a partnership agreement with Private Equity Investors IV, L.P. The agreement requires the Company to make capital contributions totaling $73,000,000. Contributions totaling $30,170,000 have been made through December 31, 2000.

      During 2000, the Company entered into a partnership agreement with G3 Strategic Investment L.P. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $6,375,000 have been made through December 31, 2000.

7.    Fair Value of Financial Instruments

      (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

            The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

            Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

            Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

            Equity securities: Fair values for equity securities were based upon quoted market prices.

            Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

            Policyholder contract deposits: Fair values of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

      (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

            2000
            ----
                                        Fair         Carrying
                                       Value          Amount
                                     ---------      ---------
Cash and short-term investments     $   23,514     $   23,514
Fixed maturities                     5,167,357      5,167,357
Equity securities                       54,505         54,505
Mortgage and policy loans              509,282        483,057

Policyholder contract deposits      $3,769,539     $3,675,472

           1999
           ----
                                        Fair         Carrying
                                       Value          Amount
                                     ---------      ---------
Cash and short-term investments     $  144,011     $  144,011
Fixed maturities                     4,973,736      4,973,736
Equity securities                       51,030         51,030
Mortgage and policy loans              476,653        470,441

Policyholder contract deposits      $3,807,329     $3,741,873

8.    Capital Funds

      (a) The Company may not distribute dividends to the Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. During 2000, 1999 and 1998, the Company paid dividends of $20,000,000, $0 and $10,000,000, respectively, to its stockholders.

      (b) The Company's capital funds as determined in accordance with statutory accounting practices were $358,209,000 at December 31, 2000 and $387,814,000 at December 31, 1999. Statutory net
            (loss)/income amounted to $(3,668,000), $66,418,000 and $35,386,000 for 2000, 1999 and 1998, respectively.

      (c) Statement of Accounting Standards No. 130 "Comprehensive Income" (FASB 130) was adopted by the Company effective January 1, 1998. FASB 130 establishes standards for reporting comprehensive income and its components as part of capital funds. The reclassification adjustments with respect to available for sale securities were $(60,263,000), $(13,103,000), and $(1,694,000) for December 31,
            2000, 1999 and 1998, respectively.

9.    Employee Benefits

      (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 2000, 1999 and 1998 were approximately $11,000, $153,000 and $238,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 2000 by $146,000,000.

            The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

      (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which during the three years ended December 31, 2000, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

      (c) On April 1, 1985, the Parent terminated and replaced its then existing U.S. pension plan, a contributory qualified defined benefit plan, with the current non-contributory qualified defined benefit plan. Settlement of the obligations of the prior plan was accomplished through the purchase of annuities from the Company for accrued benefits as of the date of termination. Future policy benefits reserves in the accompanying balance sheet that relate to these annuity contracts are $77,027,000 at December 31, 2000 and $82,647,000 at December 31, 1999.

      (d) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

      (e) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.   Leases

(a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 2000, the future minimum lease payments under operating leases were as follows:

               Year                                           Payments
               ----                                           --------

                2001                                           $1,478
                2002                                            1,096
                2003                                              911
                2004                                              858
                Remaining years after 2004                        300
                                                              -------

                Total                                          $4,643
                                                               ======

      Rent expense approximated $1,644,000, $1,667,000 and $1,604,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

11.   Reinsurance

      (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12).

            The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                           Percentage
      December 31, 2000                                                                     of Amount
      -----------------                                                                      Assumed
                                Gross          Ceded          Assumed           Net          to Net
                                -----          -----          -------           ---          ------
Life Insurance in Force     $35,128,181     $25,210,909     $25,384,029     $35,301,301       71.9%
                            ===========     ===========     ===========     ===========
Premiums:
  Life                          105,500           3,147             764         103,117        0.7%
  Accident and Health            22,832          10,655          29,278          41,455       70.6%
  Annuity                        91,602              --              --          91,602         --
                            -----------     -----------     -----------     -----------

Total Premiums              $   219,934     $    13,802     $    30,042     $   236,174       12.7%
                            ===========     ===========     ===========     ===========

                                                                                             Percentage
      December 31, 1999                                                                       of Amount
      -----------------                                                                        Assumed
                               Gross           Ceded           Assumed          Net             to Net
                               -----           -----           -------          ---         --------------
Life Insurance in Force     $32,831,967     $   604,100     $     2,573     $32,230,440            --
                            ===========     ===========     ===========     ===========
Premiums:
  Life                           98,471           2,925              64          95,610           0.7%
  Accident and Health            18,940           8,431          31,393          41,902          74.9%
  Annuity                        51,936              --              --          51,936            --
                            -----------     -----------     -----------     -----------

Total Premiums              $   169,347     $    11,356     $    31,457     $   189,448          16.6%
                            ===========     ===========     ===========     ===========
                                                                                             Percentage
      December 31, 1998                                                                       of Amount
      -----------------                                                                        Assumed
                               Gross          Ceded         Assumed         Net                 to Net
                               -----          -----         -------         ---            --------------
Life Insurance in Force     $5,157,694     $  579,949     $      446     $4,578,191                --
                            ==========     ==========     ==========     ==========
Premiums:
  Life                          55,199          3,320             75         51,954               0.1%
  Accident and Health           16,144          6,470         23,215         32,889              70.6%
  Annuity                       15,496             --             --         15,496                --
                            ----------     ----------     ----------     ----------

Total Premiums              $   86,839     $    9,790     $   23,290     $  100,339              23.2%
                            ==========     ==========     ==========     ==========


(b)   The maximum amount retained on any one life by the Company is $1,000,000.

(c) Reinsurance recoveries, which reduced death and other benefits, approximated $19,191,000, $287,073,000 and $12,396,000 respectively, for the years ended December 31, 2000, 1999 and 1998.

      The Company's reinsurance arrangements do not relieve it from its direct obligation to its insureds.

12.   Transactions with Related Parties

      (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $539,000 and $0, respectively, for the year ended December 31, 2000. Premium income and commission ceded for 1999 amounted to $277,263,000 and $0, respectively. Premium income and commission ceded for 1998 amounted to $ 89,000 and $2,000, respectively. Premium income and ceding commission expense assumed from affiliates aggregated $24,434,000 and $691,000, respectively, for 2000, compared to $25,496,000 and $88,000, respectively, for 1999, and $19,536,000 and $(545,000), respectively, for 1998.

      (b) The Company provides life insurance coverage to employees of the Parent and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $5,715,000 in premiums relating to this business for 2000, $5,366,000 for 1999, and $5,124,000 for 1998.

      (c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2000, 1999 and 1998, the Company was charged $32,138,000, $27,700,000 and $23,757,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $36,462,000, $32,219,000 and $28,405,000, respectively, for costs incurred by the Company but attributable to affiliates.

      (d) During 1999, the Company entered into a reinsurance treaty with Lexington Insurance Company whereby the Company ceded a block of Ordinary Life business and transferred cash and securities valued at $276,917,000.